Filed Pursuant to Rule 497(d)

                                                   Registration Nos. 333 - 90484
                                                                     333 - 90622
                                                                     333 - 88108


                           TAX EXEMPT SECURITIES TRUST
                           Intermediate Term Trust 49
                               National Trust 312
                                Florida Trust 117

                  Supplement to Prospectus dated July 12, 2002


In the Portfolio of Securities for National Trust 312 on page A-16 of the Prospectus, the description of bond No. 9 under the heading "Securities Represented by Purchase Contracts" should be amended to read as follows:

            "Hobbs, New Mexico, Multifamily Revenue Bonds,
            Washington Place Apartments, ACA Insured, 6.625%
            Due 9/15/2020"